Exhibit 99.1

NASDAQ: QCOR

OPPENHEIMER

Healthcare Conference

December 11, 2013

Exhibit 99.1

Safe Harbor Statement

Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; Our ability to receive high reimbursement levels from third party payers; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for Acthar and the possible FDA approval and market introduction of competitive products; Our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, MS, IS or rheumatology-related conditions, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor’s work in the area of NS and Lupus, our efforts to develop and obtain FDA approval of Synacthen, our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; The results of any pending or future litigation, investigations or claims, including government investigations and private securities litigation; Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to effectively manage our growth, including the expansion of our sales forces, planned international expansion, and our reliance on key personnel; Our ability to integrate the BioVectra business with our business and to manage, and grow, a contract manufacturing business; Our ability to comply with foreign regulations related to the operating of BioVectra’s business and the international sales of Synacthen; The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; The risk of product liability lawsuits; Our ability to successfully enter into, and operate in, international markets; The risk of unfavorable changes in currency exchange rates; Unforeseen business interruptions and security breaches; Volatility in Questcor’s Acthar shipments, estimated channel inventory, and end-user demand, as well as volatility in our stock price; ; Our ability and willingness to continue to pay our quarterly dividend or make future increases in our quarterly dividend; and Other risks discussed in Questcor’s annual report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission, or SEC, on February 27, 2013, and other documents filed with the SEC.

The risk factors and other information contained in these documents should be considered in evaluating Questcor’s prospects and future financial performance.

Questcor

A biopharmaceutical company focused on the treatment of patients with serious, difficult-to-treat autoimmune and inflammatory disorders

Investment Highlights

Flagship product Acthar has a unique therapeutic role and sustainable competitive advantages Acthar is approved for 19 indications, many in markets with sizable unmet need Market penetration remains modest; sales have increased rapidly

Increasing investment in R&D to grow the body of evidence and diversify Profitable, strong cash flow and balance sheet; returned cash to shareholders thru buybacks and dividends

3-Year Net Sales



Quarterly Net Sales ($M)
$31.3
$29.3
$36.8
$46.0
$59.8
$75.5
$96.0
$112.5
$140.3
$160.5
$135.1
$184.6
$236.3
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13

QUESTCOR PHARMACEUTICALS, INC.

5

Acthar Business Diversification Continues

Net Sales Acthar Estimated % Net Sales by

($M) Therapeutic Area (Q3 2013)

$717 Other

~2%

Infantile Spasms

7%-12%

$509 Nephrology

30%- %35%

Rheumatology

20%- %25%

$218

$88 $115

2009 2010 2011 2012 TTM 2013 MS

TTM 2013: Trailing twelve months through September 30, 2013 25%-30%

Expanding Acthar Sales Across Therapeutic Areas

Acthar Net Sales ($M)

$717

Infantile Spasms

Multiple Sclerosis $509

Nephrology

Rheumatology

Other

$218

$88 $115

2009 2010 2011 2012 TTM 2013

*Numbers on the bar graph represent actual Acthar net sales.

The underlying allocation of Acthar net sales is based on Management’s internal estimates.

Net Income Growth

GAAP Net Income Non-GAAP Net Income

($M) ($M)

$299

$265

CAGR

$198

$210

CAGR 79%

77%

$80 $84

$27 $35 $29 $39

2009 2010 2011 2012 TTM 2013 2009 2010 2011 2012 TTM 2013

TTM 2013: Trailing twelve months through September 30, 2013; See reconciliation table in Appendix

Earnings Growth

GAAP Diluted EPS Non-GAAP Diluted EPS

$4.89

$4.34

CAGR

CAGR 83%

81%

$1.21 $3.14 $3.33

$1.27

$0.40 $0.54 $0.44 $0.60

2009 2010 2011 2012 TTM 2013 2009 2010 2011 2012 TTM 2013

TTM 2013: Trailing twelve months through September 30, 2013; See reconciliation table in Appendix

Q3-2013 Financial Results

Q3 – 2013 Q3 – 2012 Change

Net Sales ($M) $236.3 $140.3 68%

Fully Diluted, GAAP EPS $1.52 $0.91 67%

Fully Diluted, Non-GAAP EPS $1.68 $0.97 73%

Cash and Short Term Investments ($M) $281.1* $111.9

Cash Flow from Operations ($M) $108.9 $51.2

Diluted Shares Outstanding 62.1 61.4

* Includes $75 million in restricted cash. See reconciliation table in Appendix

Recent Updates and Trends

$0.30 Dividend declared 4Q13

– Record date: 1/17/14

– Distribution date: 1/24/14

500K shares repurchased in Q413

Board level Science and Strategic

Advisory Committees formed

– To assist in ongoing evaluation of factors contributing to the persistent and significant discount in the Company’s valuation relative to its peer companies.

– Will also assess potential strategic alternatives to address these factors

- 500 1,000 1,500 2,000 2,500 3,000 Q4-13 Q3-11

Total

Q4-11

Forecast Q1-12

as Paid of Q2-12

12/5

Q3-12

Q4-12 Acthar

Q1-13 Rxs Q2-13 Q3-13 Q4-13F

Acthar Overview

Flagship Product:

19 approved indications

Key Therapeutic Areas:

Nephrotic Syndrome, Multiple Sclerosis Relapse, Infantile Spasms, Rheumatology Indications, Symptomatic Sarcoidosis

Significant areas of unmet need; large growth potential

Strategy:

Expand awareness, appropriate use of Acthar in key specialties

Develop Rheumatology and other on-label indications

*In this presentation, the terms “Nephrotic Syndrome,” “Multiple Sclerosis Relapse,” “Rheumatology Indications,” and “Infantile Spasms,” and their abbreviations, refer to on-label indications for Acthar associated with such conditions. Investors should refer to the FDA approved Acthar label, which can be found at http://www.acthar.com/files/Acthar-PI.pdf

Nephrotic Syndrome

Characterized by excessive spilling of protein from the kidneys into the urine

(nephrotic-range proteinuria)

Caused by a number of underlying types of kidney disease

(egeg,, iMN,, FSGS, IgA nephropathy, etc.)

Can result in end-stage renal disease (ESRD), dialysis, transplant

Significant unmet need; few treatment options

iMN,, FSGS, IgA, LN, MPGN, MCD

Sub-Nephrotic Nephrotic ~90,000 Population

~35K~35,000 NS Patients (US)

Multiple Sclerosis (MS) Relapse

MS is a neurodegenerative disease occurring in about 400,000 patients in the US

Estimated >100,000 relapses/year

Relapses range from mild to severe and can cause a range of symptoms

Loss of sensation in the extremities

Loss of vision

Loss of ability to walk

Relapses can have a measurable and sustained effect on disability in MS patients

Adequately

Treated Relapses Addressable ~70K Patient Population

~30K~100,000 Annual Relapses (US)

Infantile Spasms (IS)

Devastating, ultra-rare form of childhood epilepsy

Can cause permanent developmental disabilities, increased mortality

Acthar is often considered the “gold standard” and is currently used to treat ~50% of IS patients

Acthar Penetration

~780 Pts~1,500 Patients (US) 15

Rheumatology

Acthar’s Largest Market Opportunity

Rheumatology-related indications on the

Acthar label*

– Dermatomyositis/Polymyositis

– Systemic lupus erythematosus

– Rheumatoid arthritis—adjunctive therapy or in selected

cases low-dose maintenance therapy

– Psoriatic arthritis – short term adjunctive

– Ankylosing pondylitisspondylitis – hortshort term adjunctive

Each can pose a serious health risk if not

adequately controlled

Some cases difficult to manage;; Acthar is an

additional FDA-approved treatment option

Positive initial uptake; expanded Rheum Sales

Force from 12 to 62 reps

*See http://www.acthar.com/files/Acthar-PI.pdf for specific label information.

Approximately 250,000 combined patients (US) are believed to be in need of additional treatment options jRA

DM/PM RA

PsA AS Lupus

Initiating a Pilot Commercialization Effort in Pulmonology

Acthar is approved for the treatment of respiratory manifestations of symptomatic sarcoidosis

A systemic inflammatory disease where cell nodules or granulomas can manifest in multiple organs, most often in the lungs

Cause is unknown

May be asymptomatic or chronic and may cause death; difficult to treat

Asymptomatic Potential or Adequately Acthar Patients Treated ~20K

~130K ~20,000 Patients (US)

Mostly Large Addressable Markets with

Growth Potential (U.S. Only)

Potential Acthar Patient % Acthar Penetration Indication Population (estimated) NEUROLOGY

Infantile Spasms 1,500 52% Multiple Sclerosis Flares 30,000 18% RHEUMATOLOGY

PM/DM 20,000 2% Rheumatoid Arthritis 80,000 0.5% Lupus 70,000 0.4% Ankylosing spondylitis 50,000 0.04% Psoriatic arthritis 30,000 0.2% OTHER

Nephrotic Syndrome 35,000 9% Sarcoidosis 20,000 0.2%

Synacthen (tetracosactide tetracosactide)) Overview

Acquired license to develop and commercialize Synacthen and Synacthen

Depot in U.S.

Rights to develop and commercialize in over three dozen countries*

Opportunity to reinvigorate Synacthen and provides platform for potential international growth

Expands presence in inflammatory and autoimmune disorders

Provides foundation for next generation melanocortin peptide therapeutics

Further diversifies business

*Subject to certain closing conditions

Advancing Our Understanding of Acthar and Melanocortin Peptides

One of 9 families of hormones produced by the pituitary, the “master gland”

Believed to modulate the immune system and associated inflammatory process through binding to 5 melanocortin receptors

– MC1R, MC2R, MC3R, MC4R, and MC5R

– Differences in chemical structure influence binding affinity

Questcor currently has two distinct melanocortin-peptide based products

– Acthar (porcine ACTH 1-39); Synacthen (tetracosactide)

Acthar Mechanism of Action

Clinical observations

– Acthar has been shown to have increased efficacy vs. corticosteroids in infantile spasms

– Acthar has been successfully used to induce remission of proteinuria in nephrotic syndrome without uremia of the idopathic type (e.g., iMN, FSGS, IgA nephropathy)1

Preclinical observations demonstrate steroid-independent anti-inflammatory, immuno-modulatory properties of ACTH & other MC peptides2

1: Bomback et al, Am J Nephrol 2012;36:58–67

2: Gong et al, Kidney International, 83, January 2013

Implications of Acthar and Other Melanocortins (Synacthen and new MCs)

WeWe now believe Acthar and other melanocortin peptides impact

– Immune system

– Inflammatory process

– Some cell function

– Homeostasis

Dozens of moderate-to-severe medical conditions may benefit from Acthar or other melanocortin peptide therapeutics

Significantly Increasing Investment in R&D

Have funded or have approved funding for studies covering both on label and potential new indications

– Company sponsored pre-clinical and clinical studies

– Independent physician sponsored studies

Investigating potential biological properties of Acthar

– Direct effect on biochemical pathways, cells and tissues

– Immunomodulation and anti-inflammatory properties

R&D Investment ($M)

$52

$34

$17

$11 $10 $11

2008 2009 2010 2011 2012 TTM 2013

Expanding the Body of Evidence for On-Label and New Indications/Targets

Pre-Clinical Phase 1 Phase 2 Phase 3 Phase 4

IDIOPATHIC MEMBRANOUS NEPHROPATHY SYSTEMIC LUPUS ERYTHEMATOSUS DIABETIC NEPHROPATHY

AMYOTROPHIC LATERAL SCLEROSIS

ACUTE RESPIRATORY DISTRESS

syndrome

ALS Phase 2 Open-Label Safety Study for Acthar

Goals

– Assess short-term safety and tolerability of Acthar in ALS

– Inform dosage selection for future studies

Study Design

– Enroll up to 40 patients at multiple sites in U.S.

– 8-week treatment, plus optional 28-week open label extension

– Patients randomized to one of four dosing regimens

Findings to Drive Design for Pivotal Efficacy Study

ARDS Phase 2 Safety and Efficacy Study for Acthar

Goals

– Determine if Acthar increases number of ventilator-free days during 28-day treatment period

– Assess if Acthar reduces mortality, organ failure, length of hospital or ICU stay

– Inform dosage selection for future studies

Study Design

– 4-week randomized, placebo controlled trial

– Enroll up to 210 patients at up to 40 sites in U.S.

– Patients randomized to one of six dosing regimens

Findings to Drive Design for Pivotal Efficacy Study

Committed to Creating Long Term Value for Shareholders

Continued stewardship of Acthar and Synacthen

Demonstrated ability to execute

Long term investment in R&D — doubled R&D spending in 2012 and 2013

(projected)

Highly selective, strategic diversification

Have returned $441 million to shareholders through share repurchases and dividends*

– 22.7 million shares repurchased

– 5.8 million shares remain available for repurchase under share repurchase program*

Quarterly dividend increased twice during 2013; $0.30/share

*Data as of 12/11/13

Strong Platform for Growth

Increasing penetration of current Acthar markets and expanding sales into new, approved indications

– NS and MS market penetration remains modest

– Rheumatology is a new Acthar market in very early development; growing rapidly

– Pilot selling effort beginning soon in pulmonology for symptomatic sarcoidosis

– Possible Acthar role in dermatology and ophthalmology indications being evaluated for commercial potential

Untapped international market opportunities

– Developing international markets for Synacthen and Acthar

Developing new indications for Acthar, Synacthen and potentially other melanocortin therapeutics

Strong free cash flow generation enables possible product acquisitions/partnering

NASDAQ: QCOR

December 2013

Reconciliation of Non-GAAP Adjusted Financial Disclosure

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2013	2012	2013	2012
Adjusted net income	$104,368	$59,427	$233,328	$143,943
Share-based compensation expense (1)	(5,269)	(2,855)	(13,807)	(6,908)
Depreciation and amortization expense (2)	(3,127)	(226)	(6,253)	(638)
Interest expense associated with contingent consideration (3)	(188)	0	(572)	0
Interest expense associated with R&D liability in conjunction with acquisition of Synacthen (4)	(1,141)	0	(1,140)	0
Compensation expense associated with BV Trust (5)	(202)	0	(534)	0
Foreign currency transaction loss (6)	0	0	(329)	0
Medicaid adjustment for 2002 - 2009 (7)	0	0	(7,751)	0
BioVectra purchase price adjustment (8)	0	0	169	0
Impairment of purchased technology (9)	0	(659)	(485)	(662)
Net income – GAAP	$94,441	$55,687	$202,626	$135,735
Adjusted net income per share - basic	$1.77	$1.01	$4.00	$2.36
Share-based compensation expense (1)	(0.09)	(0.05)	(0.24)	(0.11)
Depreciation and amortization expense (2)	(0.05)	0.00	(0.11)	(0.01)
Interest expense associated with contingent consideration (3)	0.00	—	(0.01)	—
Interest expense associated with R&D liability in conjunction with acquisition of Synacthen (4)	(0.02)		(0.02)	
Compensation expense associated with BV Trust (5)	0.00	—	(0.01)	—
Foreign currency transaction loss (6)	—	—	(0.01)	—
Medicaid adjustment for 2002 - 2009 (7)	—	—	(0.13)	—
BioVectra purchase price adjustment (8)	—	—	0.00	—
Impairment of purchased technology (9)	—	(0.01)	(0.01)	(0.01)
Net income per share – basic	$1.60	$0.95	$3.47	$2.23
Adjusted net income per share - diluted	$1.68	$0.97	$3.82	$2.25
Share-based compensation expense (1)	(0.08)	(0.05)	(0.23)	(0.11)
Depreciation and amortization expense (2)	(0.05)	0.00	(0.10)	(0.01)
Interest expense associated with contingent consideration (3)	0.00	—	(0.01)	—
Interest expense associated with R&D liability in conjunction with acquisition of Synacthen (4)	(0.02)		(0.02)	
Compensation expense associated with BV Trust (5)	0.00	—	(0.01)	—
Foreign currency transaction loss (6)	—	—	(0.01)	—
Medicaid adjustment for 2002 - 2009 (7)	—	—	(0.13)	—
BioVectra purchase price adjustment (8)	—	—	0.00	—
Impairment of purchased technology (9)	—	(0.01)	(0.01)	(0.01)
Net income per share – diluted	$1.52	$0.91	$3.32	$2.12
Net sales – Questcor	$227,296	$140,339	$531,113	$348,760
Net sales - BioVectra	9,050	0	24,935	0
Consolidated net sales	236,346	140,339	556,048	348,760
Medicaid adjustment	0	0	11,500	0
Adjusted consolidated net sales	$236,346	$140,339	$567,548	$348,760

Notes to Reconciliation of Non-GAAP Adjusted Financial Disclosure

Net income per share – basic and diluted may not foot due to rounding

Use of Non-GAAP Financial Measures

Our "non-GAAP adjusted net income" excludes the following items from GAAP net income:

1. Share-based compensation expense
2. Depreciation and amortization expense, including amortization expense on our purchased intangibles
3. Interest expense associated with the net present value adjustment on our contingent consideration
4. Interest expense associated with the net present value adjustment on the **R&D liability in conjunction with acquisition of Synacthen**
5. Compensation expense associated with the BV Trust agreement
6. Foreign currency transaction loss
7. Medicaid adjustment for prior period 2002 - 2009
8. BioVectra purchase price adjustment related to a labor rebate received in the second quarter 2013
9. Impairment of purchased technology related to our acquisition of Doral

QUESTCOR PHARMACEUTICALS, INC.

30

Reconciliation of Non-GAAP Adjusted Financial Disclosure

2009 2010 2011 2012 TTM 2013

Adjusted Net Income $29,242 $38,988 $83,956 $209,644 $299,033

Stock-based Compensation (2,310) (2,649) (5,128) (10,502) (17,396)

Depreciation & Amortization Expense (303) (352) (731) (811) (6,428)

Other non-cash expense (income) related to acquisition of BioVectra 0 0 0 0 (1,266)

Other non-cash expense (income) related to acquisition of Synacthen 0 0 0 0 (1,140)

Medicaid adjustment for 2002-2009 0 0 0 0 (7,751)

Tax adjustments 0 (916) 1,702 0 0

Impairment of goodwill 0 0 (209) (656) (485)

GAAP Net Income $26,629 $35,071 $79,591 $197,675 $264,566

Adjusted Net Income per Share—Basic $ 0.46 $ 0.63 $ 1.34 $ 3.48 $ 5.12

Stock-based Compensation (0.04) (0.04) (0.08) (0.17) (0.30)

Depreciation & Amortization Expense (0.00) (0.01) (0.01) (0.01) (0.11)

Other non-cash expense (income) related to acquisition of BioVectra — — — — (0.02)

Other non-cash expense (income) related to acquisition of Synacthen — — — — (0.02)

Medicaid adjustment for 2002-2009 — — — — (0.13)

Ohio CAT — (0.01) 0.03 — -

Impairment of goodwill — — (0.00) (0.01) (0.01)

GAAP Net Income per Share—Basic $ 0.41 $ 0.56 $ 1.27 $ 3.28 $ 4.54

Adjusted Net Income—per Share Diluted $ 0.44 $ 0.60 $ 1.27 $ 3.33 $ 4.89

Strong platform for Growth

1.1 Infantile Spasms:

H.P. Acthar Gel (repository corticotropin injection) is indicated as monotherapy for the treatment of infantile spasms in infants and children under 2 years of age.

1.2 Multiple Sclerosis:

H.P. Acthar Gel (repository corticotropin injection) is indicated for the treatment of acute exacerbations of multiple sclerosis in adults. Controlled clinical trials have shown H.P. Acthar Gel to be effective in speeding the resolution of acute exacerbations of multiple sclerosis. However, there is no evidence that it affects the ultimate outcome or natural history of the disease.

1.3 Rheumatic Disorders:

As adjunctive therapy for short-term administration (to tide the patient over an acute episode or exacerbation) in: Psoriatic arthritis; Rheumatoid arthritis, including juvenile rheumatoid arthritis (selected cases may require low-dose maintenance therapy); Ankylosing spondylitis.

1.4 Collagen Diseases:

During an exacerbation or as maintenance therapy in selected cases of: systemic lupus erythematosus, systemic dermatomyositis (polymyositis).

1.3 Rheumatic Disorders:

– As adjunctive therapy for short-term administration

(to tide the patient over an acute episode or exacerbation) in:

Psoriatic arthritis; Rheumatoid arthritis, including juvenile rheumatoid arthritis (selected cases may require low-dose maintenance therapy); Ankylosing spondylitis.

.

1.4 Collagen Diseases:

– During an exacerbation or as maintenance therapy in selected cases of: systemic lupus erythematosus, systemic dermatomyositis

(polymyositis).

How Does Acthar Work?

Treats autoimmune/inflammatory process associated with the pathophysiology1-4

By binding to melanocortin receptors, may modulate the immune system and associated inflammatory process1,5-9

Triggers the production of cortisol and other adrenal compounds through binding to MC2R receptors found in the adrenal cortex

Properties extend beyond steroidogenesis1,5-9

– Binds to melanocortin receptors found on immune cells

– Binds to cells in many types of tissues (e.g., kidney podocytes)1,3,5,6,8,9

Acthar components have yet to be fully characterized10

– ACTH is believed to be the primary active component in Acthar, but there may be others

1Arnason et al. Mult Sclerosis J. 2012; 2Arya et al. J Child Neuro 2012; 3Bomback et al. Amer J. Neph 2012; 4Levine, Drug Design, Dev & Therapy, 2012. 5Catania, et al. Pharmacol Rev. 2004; 6Stafstrom, et al. J Child Neuro 2011; 7Manna SK, J Immunol. 1998; 8Gong R. Nat Rev Nephrol. 2011; 9Bohm et al. Endocrine Reviews 2012; 10H.P. Acthar Gel package insert. Questcor Pharmaceuticals, Inc., 2011.

Melanocortin Peptides May Activate Up to Five Known Melanocortin Receptors

MC2R

Adrenal cortical cells

Corticosteroids

Steroid-dependent anti-inflammatory effects (indirect)

MC1R

MC3R

MC4R

MC5R

Immune cells, CNS cells, kidney cells, muscle cells, many other cells Steroid-independent anti-inflammatory/immunomodulatoryimmunomodulatory effects

Effects on immune cells Altered tissue/organ & cell function

Direct effect on organ-specific cells (eg, CNS, kidney, muscle)

MCR	Tissue/Cell Expression	Potential biologic activity
MC1R	Podocytes Renal Mesangial Cells Endothelial Cells (Glomerular, Tubular, Vascular) Macrophages, Monocytes, Neutrophils Melanocytes Keratinocytes Central Nervous System Chondrocytes Respiratory tract GI tract	• Immunomodulation(including modulation of antigen presentation; immune cell adhesion and trafficking; dampen autoimmunity; NF-κβ sequestration) • Cytoprotection (reduction of oxidative stress) • Ischemia-reperfusion protection Protection from LPS-induced systemic inflammatory response • Cytoskeletal effects (regulate expression of collagen, vimentin, podocyte specific proteins)
MC2R	Adrenal Cortex, Adipocytes, Testis	• Steroidogenesis
MC3R	Central Nervous System Macrophages	• Immunomodulation • Protection from ischemia
MC4R	Podocytes Renal Mesangial Cells Endothelial Cells (Glomerular, Tubular) Central Nervous System	• Regulation of neuroinflammation • Cerebral ischemic protection • Metabolic control
MC5R	Central Nervous System Exocrine Glands Lymphocytes	• Immunomodulation • B cell signaling • Exocrine secretion • Ocular immunity • Lipid regulation

QUESTCOR PHARMACEUTICALS, INC.
35

New Paid Acthar Prescriptions by Therapeutic Area*

Paid Rx Comparison

Q3 – 2013 Q3 – 2012 Q2 – 2013

NS 370 — 380 7% 7%

MS 1,370 — 1,400 4% 8%

IS 225 — 230 33% 7%

Rheumatology 450 — 460 N/M 43%

Total 2,450—2,500** 30% 10%

* Includes prescriptions covered by commercial carriers, Medicare, Medicaid and Tricare in all periods regardless of the rebate percentage applicable in those periods.

** Total number of prescriptions includes all paid prescriptions. Based on internal company estimates

Biosimilar Pathways athways Highly Challenging

Complex formulation and pharmacology, with multiple receptor binding properties

– Possibly multiple active peptides

– Slow release gel formulation

– Complex and not well characterized (research is ongoing)

Formulation and manufacturing trade secrets inherent with Acthar

Future synthetic versions of ACTH might be possible, but in a specific indication

– Clinical trial(s) and other development work likely required

– Multi-year pathway; challenging IP landscape